UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      333-45241                   22-3542636
    ------------                  -------------               --------------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8K amends the Form 8K, dated March 30, 2005 and filed with the Securities and Exchange Commission on April 5, 2005 (the "Original Filing") for the purpose of amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         c) Exhibits

             10.1 Product Development, Manufacturing and Distribution Agreement, dated as of March 30, 2004*

             99.1.      Copy of Press Release, dated April 5, 2005

* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 9, 2005

                                                  ELITE PHARMACEUTICALS, INC.


                                                  By: /S/ BERNARD BERK
                                                  ---------------------------
                                                  Name: Bernard Berk
                                                  Title: Chief Executive Officer